OTCQX: TGEN Q1 2024 EARNINGS CALL MAY 9, 2024 1

MANAGEMENT Abinand Rangesh – CEO Robert Panora – COO & President Roger Deschenes – CAO Jack Whiting – General Counsel & Secretary 2

SAFE HARBOR STATEMENT This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non- historical matters, or projected revenues, Income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 3

AGENDA Key Takeaways Q1 2024 • Factory Move • Service Agreement Acquisitions • Marketing 1Q 2024 Results Summary Q&A 4

FACTORY MOVE 5 Offices Moved into 76 Treble Cove Road Manufacturing All material is moved in Factory floor fit out in progress Test cells to be completed in Q2 Significant cost savings using our own labor Disruption Limited production in Q2 Back to full production Q3

SERVICE AGREEMENT ACQUISITIONS 6 83 agreements acquired in 2024 16 agreements in Feb with 36 coming online later this year 31 agreements on May 1 Revenue Impact Expect $700k additional impact in 2024 Expect >$1m additional impact in 2025 Expect further 50 units under agreement in next 3 months

MARKETING 7 Google and LinkedIn Ads Streamlined website with case studies and applications Tecogen.com/applications/generator Tecogen.com/markets/brewery-glycol-chiller Online Marketing is now generating qualified leads at the similar cost per lead as trade shows

BACKLOG AND CASH Backlog is presently $4.8m Additional $7m of projects expected to close in 1 to 3 months Cash position $1.5m at quarter end and $1.3m presently Cashflow positive in Q1 $500k drawn under credit line and have $1m available Multi-Family Residential 15% Controlled Environment Agriculture 22% Office 33% Other 30% Backlog by Customer Type 8

REVENUE SEGMENTS We service most purchased Tecogen equipment in operation through long term maintenance agreements through 11 service centers in North America and perform certain equipment installation work. SERVICES CLEAN, GREEN POWER, COOLING AND HEAT Sales of combined heat and power, and clean cooling systems to building owners. Key market segments include multifamily residential, health care and indoor cultivation. PRODUCT SALES We sell electrical energy and thermal energy produced by our equipment onsite at customer facilities. ENERGY SALES 9

1Q 2024 RESULTS Key Points • Revenue = $6.18 million up 15% • Net loss of $0.04/share • Net loss $1.1m • Opex $3.62m (2.5% increase) • Includes double rent • Includes one off testing costs for air- cooled chiller • Gross Margin up 2% • Cash and equivalents balance of $1.5 million 10 $ in thousands 1Q'24 1Q'23 QoQ Change % Revenue Products $ 1,491 $ 1,710 $ (219) Services 4,014 3,136 878 Energy Production 680 534 147 Total Revenue 6,186 5,380 806 15.0% Gross Profit Products 1,050 498 552 Services 2,092 1,399 694 Energy Production 469 196 273 Total Gross Profit 2,576 2,092 484 23.1% Gross Margin: % Products 30% 29% 1% Services 48% 45% 3% Energy Production 31% 37% -6% Total Gross Margin 42% 39% 3% Operating Expenses General & administrative 2,849 2,792 56 Selling 530 520 10 Research and development 255 229 26 Gain on disposition of assets (7) - (7) Total operating expenses 3,626 3,542 84 2.4% Operating loss (1,050) (1,450) 400 -27.6% Net loss $ (1,105) $ (1,490) $ 385 -25.8%

1Q 2024 ADJUSTED EBITDA RECONCILIATION EBITDA: Earnings Before Interest, Taxes, Depreciation & Amortization • EBITDA and adjusted EBITDA loss was $924k and $898k respectively EBITDA Non-cash adjustments • Stock based compensation • Unrealized and realized (gain) loss on investment securities • Non-recurring charges *Adjusted EBITDA is defined as net Income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, unrealized loss on investment securities, non-cash abandonment of intangible assets, goodwill impairment and other non-recurring charges or gains including abandonment of certain intangible assets and extinguishment of debt 11 Non-GAAP financial disclosure (in thousands) 2024 2023 Net loss attributable to Tecogen Inc. (1,105)$ (1,490)$ Interest expense, net 19 - Income tax expense 22 23 Depreciation & amortization, net 140 106 EBITDA (924) (1,361) Stock based compensation 45 77 Unrealized gain on marketable securities (19) - Adjusted EBITDA* (898)$ (1,284)$ Quarter Ended, March 31

1Q 24 PERFORMANCE BY SEGMENT Product revenue decreased 13% QoQ • Gross margin flat • Product mix meant lower gross margin Service revenue increased 28% QoQ • Still working through product improvements to increase margin • Price increases for some products Energy Production revenue increased 28% QoQ Gross Margin 42% 12 1Q Revenues ($ thousands) 2024 2023 QoQ Change % Revenues Cogeneration 774$ 544$ 42% Chiller 657 1,069 -39% Engineered accessories 60 97 -38% Total Product Revenues 1,491 1,710 -13% Services Revenues 4,014 3,136 28% Energy Production 680 534 27% Total Revenues 6,186 5,380 15% Cost of Sales Products 1,050 1,212 -13% Services 2,092 1,738 20% Energy Production 469 338 39% Total Cost of Sales 3,610 3,288 10% Gross Profit 2,576$ 2,092$ 23% Gross Margin Products 30% 29% Services 48% 45% Energy Production 31% 37% Overall 42% 39% QTD Gross Margin 2024 2023 Target Overall 42% 39% >40%

Factory Move Finish fit out and get production back by Q3 Service – Foundation of the business Keep expanding the service fleet Expect 20% growth YoY Marketing Get the current projects in development closed Double the number and size of leads YoY SUMMARY AND Q&A Company Information Tecogen, Inc 76 Treble Cove Road, Building 1 North Billerica, MA 01862 www.Tecogen.com Contact information Abinand Rangesh, CEO 781.466.6487 Abinand.rangesh@Tecogen.com 13